UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Karlavägen 100, 115 26 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 8 667 17 17

Registrant’s telephone number, including area code:

Storgatan 23C, 114 55 Stockholm, Sweden

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2021, the board of directors of Neonode, Inc. (the “Company”) approved the appointment of Fredrik Nihlén as Chief Financial Officer of the Company, to become effective on or about August 2, 2021, following a notice period to Mr. Nihlén’s current employer (the “Effective Time”).

Mr. Nihlén, age 38, has served as Finance Director IFS Nordics at IFS Sverige AB (“IFS”) since November 2019. Prior to joining IFS, Mr. Nihlén held the position of Group Chief Financial Officer at Cinnober Financial Technology AB from September 2018 to October 2019. Before this Mr. Nihlén served as Head of Finance at DIBS Payment Services (“DIBS”) from 2016 to 2018 and Business Controller at DIBS from 2013 to 2016.

The Company entered into an employment agreement with Mr. Nihlén on March 30, 2021, which will become effective at the Effective Time and no later than September 29, 2021. Under the terms of the employment agreement, Mr. Nihlén will be entitled to receive a monthly salary of SEK 120,000 (approximately US$13,714), to be reviewed on an annual basis, and will be eligible to participate in the Company’s short- and long-term incentive program for key persons and in the Company’s standard pension, healthcare, and benefits programs on the same terms as all other employees. Either party to the employment agreement may terminate the agreement with six months’ notice to the other party. The terms of the employment agreement with Mr. Nihlén contain other customary provisions.

A copy of the Company’s press release announcing Mr. Nihlén’s appointment as Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated March 30, 2021, by and between Neonode Technologies AB and Fredrik Nihlén
99.1	Press Release dated March 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2021	NEONODE INC.

	By:	/s/ Maria Ek
	Name:	Maria Ek
	Title:	Chief Financial Officer

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